UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2025

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

568 East Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
7.75% notes due 2025	SCCC	NYSE American LLC
6.00% notes due 2026	SCCD	NYSE American LLC
6.00% notes due 2027	SCCE	NYSE American LLC
7.125% notes due 2027	SCCF	NYSE American LLC
8.00% notes due 2027	SCCG	NYSE American LLC
7.75% Series A Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per share	SACHPRA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 20, 2025, Sachem Capital Corp. (the “Company”) entered into a new Credit, Security and Guaranty Agreement (the “New Credit Agreement”), among the Company, as the guarantor, SN Holdings, LLC, a Connecticut limited liability company and wholly owned subsidiary of the Company (“SN Holdings”), as the borrower, Needham Bank, a Massachusetts co-operative bank, as the administrative agent (the “Needham”) for the lenders party thereto (the “Lenders”) with respect to a new $50 million revolving credit facility (the “New Credit Facility”). The New Credit Facility replaces and terminates the Company’s existing $65 million revolving credit facility with Needham pursuant to the Credit and Security Agreement, dated March 2, 2023 (the “Original Credit Facility”). Except as described below, the New Needham Credit Facility is materially identical to the Original Credit Facility in all material respects:

•	First, the borrower under the New Credit Facility is SN Holdings, which is wholly owned by the Company and was formed for the sole purpose of acting as the borrower under the New Credit Agreement. The Company is the guarantor of all SN Holdings’ obligations under the New Credit Facility.

•	Second, SN Holdings, in its capacity as borrower, granted Needham a lien on all its assets. SN Holdings is required to maintain assets equal to two times the outstanding balance on the New Credit Facility. In addition, SN Holdings is required to collaterally assign to Needham mortgage loans having an outstanding principal balance in an amount no less than the greater of (i) $30 million and (ii) the aggregate principal outstanding principal balance on the New Credit Facility.

•	Third, the Company, in its capacity as guarantor, agreed to grant Needham a blanket lien on all its assets. However, Needham is required to release its lien at the Company’s request to facilitate other financing by the Company or its subsidiaries.

•	Fourth, the New Credit Facility is a committed facility of up $50 million, subject to borrowing base limitations and facility covenant compliance.

•	Fifth, the New Credit Facility expires March 2, 2026 but the borrower has a right to extend for an additional year provided it is in compliance with all the covenants and other terms and conditions of the new credit facility.

The foregoing description of the New Credit Agreement and the terms of the New Credit Facility do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, including the exhibits thereto, copies of which are attached to this Current Report on Form 8-K as Exhibits 4.1 and 10.1, respectively, and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On March 20, 2025, simultaneously with the execution and delivery of the New Credit Agreement, the Company repaid the entire outstanding balance on the Original Credit Facility and replaced it with the New Credit Facility.

Item 2.02.	Results of Operations and Financial Condition.

On March 27, 2025, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing its financial results for the year ended December 31, 2024.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the New Credit Facility and the New Credit Agreement set forth in Item 1.01 above, is incorporated herein by reference as if fully set forth herein.

Item 7.01.	Regulation FD Disclosure.

On March 27, 2025, the Company hosted a conference call for investors to discuss its financial condition and operating results for the year ended December 31, 2024 and its outlook for 2025. A transcript of the call is attached hereto as Exhibit 99.2.

The information furnished pursuant to this Item 7.01 shall not be deemed to constitute an admission that such information is required to be furnished pursuant to Regulation FD or that such information or exhibits contain material information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Revolving Credit Note, dated March 20, 2025, in the principal amount of $50 million in favor of Needham Bank, as lender.

10.1	Credit and Security Agreement, dated as of March 20, 2025, among SN Holdings, LLC, as the borrower, Sachem Capital Corp., as the guarantor, the lenders party thereto and Needham Bank, as administrative agent.

99.1	Press release, dated March 27, 2025, announcing financial results for the year ended December 31, 2024.

99.2	Transcript of investor conference call held on March 27, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1 and 99.2, respectively, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

* * * * *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: March 27, 2025	By:	/s/ John L. Villano
John L. Villano, CPA
President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
4.1	Revolving Credit Note, dated March 20, 2025, in the principal amount of $50 million in favor of Needham Bank, as lender.

10.1	Credit and Security Agreement, dated as of March 20, 2025, among SN Holdings, LLC, as the borrower, Sachem Capital Corp., as the guarantor, the lenders party thereto and Needham Bank, as administrative agent.

99.1	Press release, dated March 27, 2025, announcing financial results for the year ended December 31, 2024.

99.2	Transcript of investor conference call held on March 27, 2025.

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